UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 15, 2009

                                 ______________

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

          California                   001-33897                46-0476193
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

                 27710 Jefferson Avenue
                       Suite A100
                  Temecula, California                            92590
        (Address of principal executive offices)                (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 - Other Events.

     The Federal Deposit Insurance Corporation ("FDIC") issued a Supervisory Prompt Corrective Action Directive ("Directive") to Temecula Valley Bank ("Bank"), the banking subsidiary of Temecula Valley Bancorp Inc. ("Company"), dated June 15, 2009. Prior to its issuance, the Bank was subject to all of the Directive's restrictions except that: (1) the recapitalization requirements previously imposed by the Bank's regulators required earlier action and more capital; and (2) the asset growth limitation was previously in the form of plans to be adopted by the Bank to reduce the level of land and construction loans and the level of classified and delinquent loans. Those prior requirements remain in effect. Thus, before its receipt of the Directive, the Bank had addressed or was in the process of addressing each element of the Directive, as more specifically addressed below.

     The Directive requires the Bank to take one or more of the following actions to recapitalize the Bank within 30 days, or by July 15, 2009: (1) sell enough voting shares or obligations of the Bank so that the Bank will be "adequately capitalized," as defined under the Federal Deposit Insurance Act ("Act") and the relative FDIC regulations, after the sale; and/or (2) accept an offer to be acquired by a depository institution holding company or combine with another insured depository institution. As announced on June 1, 2009, the Company has entered into a letter of intent with Bancroft Capital, LLC dated May 27, 2009. There is no assurance that the transactions contemplated in the letter of intent will result in a completed transaction or that any other strategy to recapitalize the Bank will be successful.

     The Directive states that the FDIC has categorized the Bank as being a "significantly undercapitalized" depository institution, as defined under the Act and FDIC rules and regulations, prohibits the acquisition or roll-over of brokered deposits and restricts the interest rates that the Bank may pay on deposits to prevailing rates in accordance with FDIC regulations. The Bank ceased acquiring brokered deposits and began implementing the applicable rate restrictions in January 2009. In addition, the Directive states that the Bank is not permitted to increase its average total assets or make any capital distributions to the Company or to pay bonuses or increase the compensation of any director or officer of the Bank. As previously disclosed, the Bank embarked upon an asset reduction strategy in December 2008 and has substantially decreased the overall compensation levels at the Bank with most of the executive officers taking a voluntary pay reduction in May 2009; the directors voluntarily ceased taking any form of compensation in January 2009.

     For further information about the Directive, see the full text of the Directive, which is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

     (d)     Exhibit

             99.1 Federal Deposit Insurance Corporation Supervisory Prompt Corrective Action Directive, dated June 15, 2009

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TEMECULA VALLEY BANCORP INC.


Date: June 17, 2009                     By:   /s/ FRANK BASIRICO, JR.
                                            ------------------------------------
                                            Frank Basirico, Jr.
                                            Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------

99.1 Federal Deposit Insurance Corporation Supervisory Prompt Corrective Action Directive, dated June 15, 2009